UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 MARCH 20, 2003
                        (Date of Earliest Event Reported)

                         DREYER'S GRAND ICE CREAM, INC.
             (Exact name of registrant as specified in its charter)



    DELAWARE                           0-14190                     94-2967523
(State or other                (Commission File Number)         (IRS Employer
 jurisdiction                                                   Identification
 of incorporation)                                                       No.)

                 5929 COLLEGE AVENUE, OAKLAND, CALIFORNIA 94618
          (Address of principal executive offices, including Zip Code)
                                 (510) 652-8187
              (Registrant's telephone number, including area code)
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ITEM 5.       OTHER EVENTS.

         On March 20, 2003, Dreyer's Grand Ice Cream, Inc. (Dreyer's) announced that its stockholders had voted to approve the proposed transaction with Nestle Holdings, Inc. (Nestle) pursuant to which Nestle's U.S. frozen dessert business would be combined with Dreyer's. The March 20, 2003 press release issued by Dreyer's is attached as Exhibit 99.1.


ITEM 7.       EXHIBITS.

                  (C)  Exhibits.

                           Exhibit 99.1 Press Release, dated March 20, 2003.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Dreyer's Grand Ice Cream, Inc.

Date:  March 20, 2003                         By:    /S/ TIMOTHY F. KAHN
                                                    -----------------------
                                              Name:  Timothy F. Kahn

                                              Title: Vice President Finance and
                                                     Administration and Chief
                                                     Financial Officer




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                                  EXHIBIT INDEX



Exhibit No.                          Description
-----------                          -----------
Exhibit 99.1        Press Release, dated March 20, 2003.





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